Exhibit 10.49

*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION PURSUANT TO RULE 24B-2 OF THE

SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

AMENDMENT NO. 1 TO LEASE AGREEMENT
(AIRCRAFT NO. 2)

This Amendment No. 1 to Lease Agreement (Aircraft No. 2) (“Amendment”), dated as of November 10, 2008, is entered into by and between Pegasus Aviation Finance Company, a Delaware corporation, having a mailing address at c/o AWAS Aviation Services, Inc., One West Street, Suite 100-5, New York, NY 10004 (herein called “Lessor”), and Hawaiian Airlines, Inc., a Delaware corporation, having its principal place of business at 3375 Koapaka Street, Suite G350, Honolulu, Hawaii 96819 (herein called “Lessee”).

RECITALS

A.                                   Lessor and Lessee have heretofore entered into a Lease Agreement (Aircraft No. 2) dated as of October 21, 2008 which is being filed simultaneously herewith (as the same may be supplemented, amended, novated or modified from time to time, the “Lease”), pursuant to which Lessor has agreed to lease to Lessee one factory new Airbus Model A330-200 aircraft, together with two Rolls Royce Trent 772B engines installed thereon, as more specifically described in the Lease Supplement attached to the Lease.

B.                                     The expected month for delivery of the Aircraft pursuant to the Lease is April, 2011.

C.                                     Lessor and Lessee wish to amend the terms of the Lease on the terms and conditions set forth herein.

D.                                    Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Lease and reference to “Articles” herein shall be construed to refer to Articles of the Lease.

TERMS AND CONDITIONS

Therefore, in consideration of the premises, and for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows, with effect from the date hereof:

1.                                       The reference in Article 2.2.1(ii) of the Lease to “February 1, 2010” is replaced by “April 1, 2009”.

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2.                                       The reference in Article 2.3.1 of the Lease to “April, 2011”, is replaced by “May, 2010”.

3.                                        ANNEX I to Schedule 1 of the Lease is amended and restated in its entirety as provided in Paragraph 1 of Schedule 1 hereto.

4.                                        Lessee represents and warrants to Lessor on the date this Amendment is signed by Lessor and Lessee, that:

(i)                                     Lessee is a corporation duly organized and existing in good standing under the laws of Delaware, has full power, authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under the Lease, as amended hereby, holds all licenses, certificates and permits from all governmental authorities necessary for the conduct of its business, and is duly qualified to do business as a corporation in good standing in each jurisdiction in which the failure to be so qualified would have a materially adverse effect on Lessee or on its ability to perform its obligations under the Lease, as amended hereby.

(ii)                                  This Amendment has been duly authorized by all necessary action on the part of Lessee, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Lessee with any of the terms and provisions hereof does or will violate any provision of the articles of incorporation or by-laws of Lessee or any law, rule, regulation, judgment, order or decree of any government or governmental instrumentality or court having jurisdiction over Lessee, or any of its activities or properties, or does or will result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of Lessee under, any indenture, mortgage, deed of trust, conditional sale contract, loan or credit agreement, or other agreement or instrument to which Lessee is a party or by which Lessee or its properties may be bound or affected.

(iii)                               Neither the execution and delivery by Lessee of this Amendment nor the performance by Lessee of any of the transactions contemplated hereby require the consent, approval, order or authorization of, or registration with, or the giving of notice to, the Aeronautics Authority or any other domestic or foreign governmental authority, except for the approvals, authorizations and consents that have heretofore been obtained, true and complete copies of which have been delivered to Lessor.

(iv)                              This Amendment has been duly executed and delivered by Lessee and constitutes the legal, valid, binding and enforceable obligation of Lessee, except where the enforceability thereof may be limited by applicable bankruptcy, insolvency or other laws affecting creditors’ rights generally.

(v)                                 Lessee is a Certificated Air Carrier within the meaning of Section 41102 of Title 49 of the United States Code Annotated, and Lessor is entitled to the benefits and

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protections of Section 1110 of the Bankruptcy Code (11 U.S.C. Section 1110) in respect of the Aircraft leased to Lessee under the Lease, as amended hereby.

5.                                        Lessee shall cause this Amendment, so far as required or permitted by applicable law or regulation, to be kept, filed, registered and recorded at all times in accordance with Article 12 of the Lease.

6.                                        On and after the date hereof of this Amendment, each reference in the Lease to “this Lease”, “hereunder”, “hereof”, or words of like import referring to the Lease shall mean and be a reference to the Lease as amended by this Amendment. The Lease, except to the extent amended by this Amendment, remains in full force and effect and is hereby in all respects ratified and confirmed.

7.                                        This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an originally executed counterpart. Any party hereto delivering an executed counterpart of this Amendment by facsimile shall also deliver an originally executed counterpart but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect hereof.

8.                                        This Amendment shall in all respects be governed by, and construed in accordance with, the internal laws of the State of California, United States of America (without regard to any conflict of laws rule that might result in the application of the laws of any other jurisdiction), including all matters of construction, validity and performance.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the date first written above.

AWMS I

By:

Title:

HAWAIIAN AIRLINES, INC.

By:

Title:

By:

Title:

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[…***…]

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Schedule “1”

Intentionally omitted from FAA filing counterpart as containing confidential financial information

*** Material has been omitted pursuant to a request for confidential treatment and filed separately with the SEC

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